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                                                                    EXHIBIT 23.2
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-42763) and in the Registration Statements on Form S-8 (No.'s 33-24444, 33-55992, 33-85908, 33-61103, 333-18363 and 333-42723) of Synbiotics Corporation of our report dated March 18, 1998 appearing on page 17 of this Form 10-KSB.



COOPERS & LYBRAND AUDIT

Lyons, France
April 10, 1998

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